                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                          TRANSTECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      N/A
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

                             [TRANSTECHNOLOGY LOGO]

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD SEPTEMBER 2, 2004

To the Stockholders of
TransTechnology Corporation:

The Annual Meeting of Stockholders (the "Meeting") of TransTechnology Corporation (the "Company") will be held at 10:00 a.m., local time, on Thursday, September 2, 2004 at The Bernards Inn, 27 Mine Brook Road, Bernardsville, New Jersey, to consider and act upon the following matters:

          1.  To elect seven directors of the Company;

          2.  To approve the Company's 2004 Long Term Incentive Plan; and

          3. To transact such other business as may properly come before the Meeting.

Only the stockholders of record at the close of business on July 23, 2004 will be entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof. A copy of the Company's Annual Report on Form 10-K, including financial statements for the fiscal year ended March 31, 2004, is enclosed with this Notice of Annual Meeting.

Whether or not you expect to attend the Meeting, you are urged to sign, date and return the enclosed proxy in the prepaid envelope provided. All shares represented by the enclosed proxy, if the proxy is properly executed and returned, will be voted as you direct. Your proxy will not be used if you attend the Meeting and vote in person.

                                          By Order of the Board of Directors

                                          -s- GERALD C. HARVEY
                                          GERALD C. HARVEY
                                          Vice President, Secretary and General
                                          Counsel

Union, New Jersey
July 27, 2004

--------------------------------------------------------------------------------

[TRANSTECHNOLOGY LOGO]               700 Liberty Avenue, Union, New Jersey 07083

                                PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement (first mailed to stockholders on or about July 27, 2004) is furnished in connection with the solicitation of proxies by the Board (the "Board") of TransTechnology Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Thursday, September 2, 2004 at 10:00 a.m., local time, at The Bernards Inn, 27 Mine Brook Road, Bernardsville, New Jersey, and any adjournment or adjournments thereof. All proxies which are properly completed, signed and returned to the Company prior to the Meeting will be voted as provided therein. Any proxy given by a stockholder may be revoked at any time before it is exercised by filing an instrument revoking it with the Secretary of the Company, by submitting to the Company a duly executed proxy bearing a later date, or by voting in person at the Meeting. The only voting securities of the Company consist of its common stock, $0.01 par value per share (the "Common Stock"). The close of business on July 23, 2004 has been fixed as the record date for the determination of holders of shares of Common Stock entitled to vote at the Meeting, and any adjournments thereof. As of that date, the Company had 6,509,219 shares of Common Stock outstanding. The holders of shares of Common Stock on the record date are entitled to vote at the Meeting.

The holders of record of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. As to all matters to be considered at the Meeting and any adjournments thereof, each stockholder is entitled to one vote for each share of Common Stock he or she holds. The director nominees who receive the greatest number of votes at the Meeting will be elected to the Board. Votes against a candidate have no legal effect. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Stockholders are not entitled to cumulate votes.

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting will be paid by the Company. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation. The Company has engaged D.F. King & Co., Inc. to assist in the solicitation of proxies. It is expected that such firm will be paid approximately $5,500 for such services. In addition, the Company may request banks and brokers

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

to solicit their customers who beneficially own Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for their reasonable out-of-pocket expenses of such solicitation.

For purposes of this Proxy Statement, the fiscal year of the Company ended March 31, 2004, shall be referred to as the fiscal year of 2004 or fiscal 2004.

PROPOSAL 1 -- ELECTION OF DIRECTORS

The Board of the Company is elected annually. The Certificate of Incorporation and Bylaws of the Company provide that the number of directors of the Company shall be not less than five nor more than fifteen, with the exact number to be fixed by the Bylaws. The exact number of directors is currently fixed at seven. Unless otherwise instructed, the proxies received will be voted for the election of the nominees named below. Although it is not anticipated that any of the nominees will be unable to serve, in the event any nominee is unable or declines to serve as a director at the time of the Meeting, the proxy holders may vote for substitute nominees at their discretion.

No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee. None of the nominees has any family relationship among themselves or with any executive officer of the Company.

INFORMATION CONCERNING INCUMBENT DIRECTORS AND NOMINEES TO THE BOARD OF
DIRECTORS

Set out below is information about each nominee for election as a director. The information was obtained from the Company's records or from information furnished directly by the individual.

                                                                                        DIRECTOR
        NAME                            POSITION WITH THE COMPANY               AGE      SINCE
------------------------------------------------------------------------------------------------
Gideon Argov                Director                                             47       1995
Michael J. Berthelot        Chairman of the Board                                54       1991
Thomas V. Chema             Director                                             57       1992
Jan Naylor Cope             Director                                             48       2001
John H. Dalton              Director                                             62       1999
William J. Recker           Director                                             61       1997
Robert L.G. White           Director, President and Chief Executive Officer      62       2003
------------------------------------------------------------------------------------------------

MR. ARGOV has been Managing Director of Parthenon Capital, a private equity partnership, since 2002. He was a Special Limited Partner at Parthenon Capital in 2001. He was Chairman, President and Chief Executive Officer of Kollmorgen Corporation, a company that manufactures high performance motion control and electro-optical instruments, from 1991 to 2000.

MR. BERTHELOT has been the Company's Chairman of the Board since February 2003. He was Chairman, President and Chief Executive Officer from 1998 to 2003. He served in the same positions from 1992 to 1995. He served as Chairman and Chief Executive Officer from 1995 to 1998.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MR. CHEMA is President of Hiram College, a liberal arts college in Portage County Ohio, which was founded in 1880. Mr. Chema is President of Gateway Consultants, Inc., a firm he founded in 1995, to provide consulting services relative to the financing and development of public assembly facilities such as ballparks, stadiums, arenas and public venues. He is a Director of the Fairport Funds, a Registered Investment Company.

MS. NAYLOR COPE has been the President and founder of the J. Naylor Cope Company, a nationally recognized executive search firm, since 1994. Prior to founding the J. Naylor Cope Company, Ms. Naylor Cope served as Deputy Director of Presidential Personnel in the White House under President George H.W. Bush.

MR. DALTON has been the President and a Director of IPG Photonics, a company that designs, develops and manufactures a range of advanced amplifiers and lasers for the telecom and industrial markets, since 2000. He was appointed Secretary of the Navy by President Clinton in 1993 and served in that capacity until 1998. He was Chairman and CEO of EPCAD LLC from 1999 to 2000. He serves on the Boards of Fresh Del Monte Produce Inc. and eSpeed, Inc.

MR. RECKER is currently retired. He was Chairman of the Board of Gretag Imaging Holding AG from 1998 to 2000 and was President and CEO of Gretag Imaging Group, Inc., a publicly traded Swiss company serving the photofinishing and imaging industry, from 1990 to 1998. He also served on the Board of Amazys Holding AG, a Swiss public company producing products for color control and confirmation in the graphic arts, textile and coatings industry. Mr. Recker currently serves on various boards of small, private high technology start-ups.

MR. WHITE has been the Company's President and Chief Executive Officer since February 2003. He was President of the Company's Aerospace Group from 1998 to 2003 and has been President of the Company's Breeze-Eastern division since 1994.

THE BOARD OF DIRECTORS

MEETINGS AND REMUNERATION

During the fiscal year ended March 31, 2004, the Board held six meetings. Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board during fiscal 2004 (held during the period for which he or she has been a director) and (ii) the total number of meetings held by all committees of the Board on which he or she served during that period.

Directors who are not employees of the corporation or any of its subsidiaries receive an annual retainer of $60,000, paid one half in cash in quarterly installments of $7,500 each and one half in company common stock in the form of a restricted stock award. The number of shares awarded are determined by dividing $30,000 by the closing price of the stock on the New York Stock Exchange on the date of the Annual Meeting of Stockholders of each year. The stock is awarded to the directors in advance for the balance of their term within a reasonable time following election or re-election to the Board. Such shares carry restrictions on sale, but not as to dividend and voting rights, until six months after the director ceases to be a member of the Board. In addition, annual retainers are received by the Chairman of the Board ($20,000) and the Chairman of the Audit Committee ($4,000), paid in cash

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

in equal quarterly installments. If a director ceases to be a director before the next annual meeting of stockholders, the quarterly installments of the cash retainer not yet paid are forfeited and the restricted shares awarded during the fiscal year in which the director ceases to be a member of the Board will be forfeited and shall revert to the 1999 Long Term Incentive Plan or the 2004 Long Term Incentive Plan, as applicable. Certificates for the shares of restricted stock awarded in prior fiscal years are delivered to the director after the six-month period following cessation of service on the Board, fully tradable and without restriction.

DIRECTOR NOMINATION PROCESS

The Governance & Nominating Committee of the Board, comprised entirely of directors who meet the independence requirements of the New York Stock Exchange, is responsible for overseeing the process of nominating individuals to stand for election as directors. A copy of the Governance & Nominating Committee's current charter (the "Governance Charter") is available on the Company's website (www.transtechnology.com) under the heading "Corporate Governance."

The Company's process of director nominations takes into consideration individuals recommended by members of the Board as well as from other sources. The Governance Charter provides that the Committee may retain a professional search firm for such purpose if it is deemed necessary, and further provides that the Committee shall select such firm in its sole discretion. The Company has no specific process for reviewing candidates recommended by security holders, although, in accordance with the Company's Bylaws, security holders are permitted to nominate candidates for director in person at each annual meeting of stockholders. The Company is currently reviewing its policies and processes regarding recommendations for director nominees from security holders, pending the resolution of final rules on the subject expected to be promulgated by the Securities and Exchange Commission (the "Commission"). The Company intends to use such final rules as the core of its policies regarding these matters.

The Governance & Nominating Committee's process for identifying and evaluating director candidates is as follows: The Committee may retain a professional search firm to assist the Committee in managing the overall process, including the identification of director candidates who meet certain criteria set from time to time by the Committee. All potential candidates, from whatever source identified, are reviewed by the Governance & Nominating Committee, and by the search firm, if one has been engaged. In the course of this review, some candidates are eliminated from further consideration because of conflicts of interest, unavailability to attend Board or Committee meetings or other relevant reasons. The Governance & Nominating Committee then decides which of the remaining candidates most closely match the established criteria and are therefore deserving of further consideration. The Committee then discusses these candidates, decides which of them, if any, should be pursued, gathers additional information if desired, conducts interviews and decides whether to recommend one or more candidates to the Board for nomination. The Board discusses the Governance & Nominating Committee's recommended candidates, decides if any additional interviews or further background information is desirable and, if not, decides whether to nomi-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

nate one or more candidates. Those nominees are named in the proxy statement for election by the stockholders at the Annual Meeting (or, if between Annual Meetings, in rare cases, the nominees may be elected by the Board itself).

In order to be recommended by the Governance & Nominating Committee, a candidate must meet the following minimum qualifications: independence (in accordance with New York Stock Exchange requirements), personal ability, integrity, intelligence, relevant business background, expertise in areas of importance to the Company's objectives, and a sensitivity to the Company's corporate responsibilities.

SECURITY HOLDER RECOMMENDATIONS OF DIRECTOR CANDIDATES

As discussed above under the heading "Director Nomination Process," the Governance & Nominating Committee currently has no specific policy regarding recommendations for nominees to the Board from security holders. The Company intends to structure its security holder recommendation policy once the pending Commission regulation on this matter is adopted in final form.

DIRECTOR INDEPENDENCE

The Board governance policies provide that all outside directors should be independent. The listing standards of the New York Stock Exchange state that no director can qualify as "independent" unless the Board affirmatively determines, and discloses in the Company's annual proxy statement, that the director has no material relationship with the Company and unless the Company discloses the basis for the Board's determination. Additional, and more stringent, standards of independence are required of Audit Committee members.

The Board has adopted certain independence criteria, which are consistent with the New York Stock Exchange requirements, for the purpose of determining each director's independence. The Board and its Governance & Nominating Committee have applied these independence criteria in assessing the independence of each member of the Board.

The Board has affirmatively determined that none of the members of the Board except for Messrs. Berthelot and White has a material relationship with the Company, that each director except Messrs. Berthelot and White qualifies as independent under the Board's independence criteria and the New York Stock Exchange criteria, and that each member of the Audit Committee meets the additional standards of independence required of them under both sets of criteria.

COMMITTEES

The Board has a standing Audit Committee, Governance & Nominating Committee, and Incentive & Compensation Committee.

The Audit Committee reviews with the Company's independent auditing firm the results of the firm's annual examination, advises the full Board regarding its findings and provides assistance to the full Board in matters involving financial statements and financial controls. As described above, the Audit Committee is comprised entirely of independent Board members, namely Messrs. Argov, Chema and Recker. Mr. Argov, who serves as the committee's Chairman, has been determined by the Board to possess the qualifications of a "financial expert", in accordance with the rules of the New York Stock Exchange and the Commission. The Audit Committee held five meetings during fiscal 2004.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

As described above, the Governance & Nominating Committee establishes the criteria for, and reviews the qualifications of individuals for, nomination to the Board and to committees of the Board. In addition, the Governance & Nominating Committee presents recommendations for replacement directors when vacancies occur on the Board or committees thereof. The Governance & Nominating Committee may consider nominees recommended by stockholders in writing to the Secretary of the Company. The committee is comprised entirely of independent Board members. This committee, which consists of Ms. Cope and Mr. Recker, held three meetings during fiscal 2004.

The Incentive & Compensation Committee reviews management's proposals and makes recommendations to the full Board for compensation and incentives for key employees and officers of the Company. This committee is comprised solely of directors who are not employees of the Company or its subsidiaries and who are not eligible to receive cash bonuses or any other type of incentive compensation. The Incentive & Compensation Committee, which consists of Messrs. Dalton and Chema and Ms. Cope, held three meetings during fiscal 2004.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with the Company's management and the Company's independent auditors the audited financial statements of the Company contained in the Company's Annual Report on Form 10-K for the year ended March 31, 2004. The Audit Committee has also discussed with Deloitte & Touche LLP, the matters required to be discussed pursuant to SAS 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees).

The Audit Committee has received and reviewed the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees"), has discussed with the Company's independent auditors such independent auditors' independence, and has considered the compatibility of non-audit services with the auditors' independence.

For fiscal 2003 and fiscal 2004, Deloitte & Touche LLP's fees for various types of services to the Company were as shown below:

                             2003           2004
                             ----           ----
Audit Fees                     $452,000   $204,500
Audit-Related Fees              228,000     84,100
Tax Fees                        485,000    176,830
All Other Fees                        0          0

The Audit Committee approved 100% of the services shown in the above four categories. No hours expended on the independent auditors' engagement to perform the audit for fiscal 2004 were attributed to work performed by persons other than full-time, permanent employees of Deloitte & Touche LLP.

The Audit Committee has adopted a procedure to pre-approve audit services and other services to be provided by the Company's independent auditors. In fiscal 2003 and fiscal 2004, all services provided by the Company's independent auditors were associated with the audit and taxes, and all such services were pre-approved by the Audit Committee.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial state-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ments be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2004, as filed with the Commission.

GIDEON ARGOV, Chair
THOMAS CHEMA
WILLIAM RECKER

SECURITY HOLDER COMMUNICATIONS TO
THE BOARD

The Company's Board provides the following process for security holders to send communications to the Board:

Security holders may send communications by mail or courier delivery addressed as follows:

     Gerald C. Harvey, Vice President,
     Secretary and General Counsel
     TransTechnology Corporation
     700 Liberty Avenue
     Union, New Jersey 07083-8198

In general, the Vice President, Secretary and General Counsel forwards all such communications to the Chair of the Audit Committee. Such member in turn determines whether the communications should be forwarded to other members of the Board and, if so, forwards them accordingly. However, for communications addressed to a particular member of the Board or the Chairman of a particular Board Committee, the Vice President, Secretary and General Counsel forwards those communications directly to the Board member in question.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

The policy of the Company's Board is that all directors should attend Annual Meetings and are not compensated for their attendance, although out-of-pocket expenses are reimbursed. At the Company's 2003 Annual Meeting, held on Thursday, July 17, 2003, all members of the Board, except Mr. Argov, were in attendance.

CODE OF ETHICS

On January 15, 2004, the Board approved a new Code of Business Conduct for the Company. The Company has provided training for all employees on the new Code of Business Conduct and requires that all directors, officers and employees abide by the new Code of Business Conduct, which is available under the heading "Management/BOD" and "Corporate Governance" on the Company's website at www.transtechnology.com.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS

The following table sets out certain information regarding the beneficial ownership of the Common Stock as of May 31, 2004 (except as referenced in the footnotes) by (i) each person who is known by the Company to be the beneficial owner of 5% or more of the Common Stock, (ii) each director and nominee for director of the Company, individually, (iii) the Chief Executive Officer of the Company, (iv) each of the other four most highly compensated executive officers of the Company whose compensation exceeded $100,000 in fiscal 2004, and (v) all directors and executive officers as a group:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                          NUMBER OF
                                                          SHARES OF            PERCENTAGE OF
                        NAME                           COMMON STOCK(1)        COMMON STOCK(1)
---------------------------------------------------------------------------------------------
DePrince, Race & Zollo, Inc.                              2,063,600(2)             31.76
  201 S. Orange Avenue, Suite 850,
  Orlando, Florida 32801
T. Rowe Price Associates, Inc.                              597,000(3)               9.1
  100 East Pratt Street,
  Baltimore, Maryland 21202
Dimensional Fund Advisors Inc.                              408,515(4)               6.3
  1299 Ocean Avenue, 11th Floor,
  Santa Monica, California 90401

DIRECTORS AND EXECUTIVE OFFICERS
Gideon Argov                                                 17,267(5)                 *
Michael J. Berthelot                                        320,380(6)               4.9
Thomas V. Chema                                              11,908(7)                 *
Jan Naylor Cope                                              10,102(8)                 *
John H. Dalton                                               36,772(9)                 *
Gerald C. Harvey                                             56,485(10)                *
William Recker                                               21,588(11)                *
Joseph F. Spanier                                            72,682(12)              1.1
Robert L. G. White                                          113,195(13)              1.7
Directors and executive officers as a group (9                                      10.2
  persons)                                                  660,379(14)
---------------------------------------------------------------------------------------------

  *  Less than 1%.

 (1) Except as set out in these footnotes, the persons named in this table have sole voting power and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in this table and these notes.

 (2) Based on a Schedule 13G filed with the Securities and Exchange Commission on June 30, 2004.

 (3) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2004 jointly by T. Rowe Price Associates, Inc. ("Price Associates") and T. Rowe Price Small-Cap Value Fund, Inc. ("Price Small-Cap"). These securities are owned by various individual and institutional investors with respect to which Price Associates or Price Small-Cap serves as investment advisor. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates (and Price Small-Cap with respect to 450,800 shares of Common Stock) is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

 (4) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2004, Dimensional Fund Advisors Inc. ("Dimensional") is deemed to have beneficial ownership of these shares, all of which are held in portfolios of four investment companies registered under the Investment Company Act of 1940 and certain other co-mingled group trusts and separate accounts, and for all of which Dimensional serves as investment manager. Dimensional has informed the Company in writing that it disclaims beneficial ownership of all such shares.

 (5) Includes 6,400 shares issuable with respect to options exercisable within 60 days of May 31, 2004.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 (6) Includes 116,666 shares issuable with respect to options exercisable within 60 days of May 31, 2004.

 (7) Includes 3,400 shares issuable with respect to options exercisable within 60 days of May 31, 2004.

 (8) Includes 2,000 shares issuable with respect to options exercisable within 60 days of May 31, 2004.

 (9) Includes 16,450 shares issuable with respect to options exercisable within 60 days of May 31, 2004.

(10) Includes 42,500 shares issuable with respect to options exercisable within 60 days of May 31, 2004.

(11) Includes 3,400 shares issuable with respect to options exercisable within 60 days of May 31, 2004.

(12) Includes 42,499 shares issuable with respect to options exercisable within 60 days of May 31, 2004 and 2,000 shares owned by Mr. Spanier's children.

(13) Includes 45,100 shares issuable with respect to options exercisable within 60 days of May 31, 2004.

(14) Includes 278,415 shares issuable with respect to options exercisable within 60 days of May 31, 2004.

EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

Set out in the table below are the names, ages and positions held of all persons who were executive officers of the Company as of July 23, 2004.

-----------------------------------------------------------------------------------------------------
                                                                                            EXECUTIVE
                                                                                             OFFICER
          NAME                              POSITION WITH THE COMPANY                AGE      SINCE
-----------------------------------------------------------------------------------------------------
Robert L. G. White.......      President and Chief Executive Officer                  62      1998
Joseph F. Spanier........      Vice President, Chief Financial Officer and            58      1996
                               Treasurer
Gerald C. Harvey.........      Vice President, Secretary and General Counsel          54      1996
-----------------------------------------------------------------------------------------------------

Executive officers of the Company are elected by and serve at the discretion of the Board. No arrangement exists between any executive officer and any other person or persons pursuant to which any executive officer was or is to be selected as an executive officer. None of the executive officers has any family relationship to any nominee for director or to any other executive officer of the Company. Set out below is a brief description of the business experience for the previous five years of those executive officers who are not also directors. For information concerning the business experience of Mr. White, see "Information Concerning Incumbent Directors and Nominees to the Board of Directors," above.

MR. SPANIER has been Vice President, Chief Financial Officer and Treasurer of the Company since January 1997. From November 1996 to January 1997 he served as Vice President of Finance.

MR. HARVEY has been Vice President, Secretary and General Counsel of the Company since February 1996.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company in the fiscal years ended March 31, 2004, 2003 and 2002, of those persons who (i) at March 31, 2004 or at any time during fiscal year 2004, were serving as the Chief Executive Officer and (ii) at March 31, 2004 were serving as each of the other executive officers of the Company whose compensation exceeded $100,000 in fiscal 2004. During each fiscal year in the three-year period ended March 31, 2004, no executive officer named above received perquisites and other personal benefits, securities or property in an aggregate amount in excess of the lesser of $50,000 or 10% of such executive officer's annual salary and bonus.

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------------
                                                                                   LONG TERM
                                                                                  COMPENSATION
                                                                      ------------------------------------
                                                                                      AWARDS
                                                                                   ------------
                                     ANNUAL COMPENSATION              RESTRICTED    SECURITIES    PAYOUTS
                          -----------------------------------------     STOCK       UNDERLYING    --------    ALL OTHER
        NAME AND                  SALARY     BONUS     OTHER ANNUAL     AWARDS       OPTIONS        LTIP     COMPENSATION
   PRINCIPAL POSITION     YEAR     (1)        (2)      COMPENSATION      (3)          (#)(4)      PAYOUTS        (5)
-------------------------------------------------------------------------------------------------------------------------
Robert L. G. White        2004   $231,000   $178,916                   $17,889        25,000                   $ 20,209
  President and Chief     2003    235,039    206,846                    20,685                                   21,066
  Executive Officer       2002    231,845    197,642                    19,762        25,000                     11,924
Joseph F. Spanier         2004    140,123    135,338                    13,531        12,500                    609,048
  Vice President, Chief   2003    229,591     89,500                                                             23,038
  Financial Officer and   2002    208,700                                             25,000                     21,746
  Treasurer
Gerald C. Harvey          2004    210,000    121,275                    12,127        12,500                     14,496
  Vice President,         2003    209,423     80,200                                                             21,987
  Secretary and           2002    180,000                                             25,000                     20,133
  General Counsel
-------------------------------------------------------------------------------------------------------------------------

(1) Amounts shown include compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the Company's 401(k) plan.

(2) Represents annual cash bonus payments made to executive officers pursuant to the Company's Incentive Compensation Plan in effect for the applicable fiscal years.

(3) Represents the dollar value of awards of Restricted Stock during each year indicated calculated by multiplying the fair market value of a share of Common Stock on the date of grant by the number of shares awarded. During fiscal year 2004, awards of Restricted Stock were granted to Robert L. G. White, Joseph F. Spanier and Gerald C. Harvey on May 30, 2003, at which time the closing price of the Common Stock on the date of the award was $5.38. During fiscal year 2003, awards of Restricted Stock were granted only to Robert L. G. White on May 24, 2002, at which time the closing price of the Common Stock on the date of the award was $9.79. During fiscal year 2002, awards of restricted stock were granted only to Robert L. G. White on May 7, 2001, at which time the fair market value of a share of common stock was $6.52. An aggregate of 10,513 shares of restricted stock were held for the benefit of the named executive officers at 2004 fiscal year-end. Forfeiture provisions as to such shares lapse in annual increments of one-third each year. The executive officers are eligible to receive dividends on and vote the issued shares still subject to forfeiture.

(4) Stock options were granted under the Company's 1992 and 1999 Long Term Incentive Plans.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(5) With respect to all executive officers, these amounts include the Company's contributions to the Company's Retirement Savings Plan and insurance premiums paid by the Company under the Company's group benefits plan. With respect to Mr. Spanier, the amount also includes $590,071 paid in fiscal year 2004 pursuant to an Employment Agreement dated March 28, 2003.

               LONG TERM INCENTIVE PLAN AWARDS IN FISCAL 2004(1)

---------------------------------------------------------------------------------------------
                                                                                 PERFORMANCE
                                                                NUMBER OF          OR OTHER
                                                              SHARES, UNITS      PERIOD UNTIL
                                                                OR OTHER          MATURATION
                          NAME                                 RIGHTS (#)         OR PAYOUTS
---------------------------------------------------------------------------------------------
Robert L.G. White                                                 3,325            3 years
Joseph F. Spanier                                                 2,515            3 years
Gerald C. Harvey                                                  2,254            3 years
---------------------------------------------------------------------------------------------

(1) Restricted stock awards are calculated based upon a cash bonus pool, which is itself based upon annual profit. The number of shares of restricted stock awarded in a given year is equal to the number of shares that could be purchased at the closing price of the Common Stock on the date of the award (which price was $5.38 on the date of the awards in fiscal 2004) with 10% of the cash bonus pool. The cash bonus is described under the heading "Incentive Compensation Plans," below.

Incentive Compensation Plans. The fiscal years 2002-2004 Annual Cash Bonus and Incentive Compensation Plans (the '02-'04 Plans") provided for the award of cash bonuses and stock options based upon operating results. Results were measured by a wide range of goals which must be met, including goals for operating income, return on investment, individual strategic and/or operational issues, profitability, achievement of plan and annual income growth. The stock feature of the '02-'04 Plans provided for the award of restricted stock and stock options to executive officers, division presidents and other key personnel. In fiscal years 2002 and 2003, the number of shares of restricted stock awarded was equal to the number of shares that could be purchased at the closing price of the Common Stock on the date immediately preceding the date the Incentive and Compensation Committee of the Board approved the bonus pool for the fiscal year just ended with 10% of the cash bonus pool, while in fiscal year 2004, the number of shares or restricted stock awarded was equal to the number of shares that could be purchased at a price equal to the fair market value of the shares of Common Stock determinable on the date of the award. Voting and dividend rights vested immediately. Restrictions on sale lapse over three years in annual one-third increments. Shares for which restrictions have not yet expired are forfeited upon termination of employment. Stock options were awarded at an exercise price equal to the fair market value of the shares of Common Stock determinable on the date of grant. Options awarded become exercisable in annual equal installments over three years and expire ten years after grant date. Both restricted stock and stock options were awarded pursuant to the Amended and Restated 1992 Long Term Incentive Plan, and the 1999 Long Term Incentive Plan, which plans provided mechanisms for awarding various kinds of stock based awards.

Retirement Plans. The executive officers are participants in the TransTechnology Corporation Retirement Savings Plan (the "Retirement

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Savings Plan"), a defined contribution plan under Section 401(k) of the Internal Revenue Code which covers non-union employees who have been employed by the Company for more than one year. Approximately 99 employees participated in the Retirement Savings Plan at March 31, 2003. Benefits are payable on retirement, disability, death, or other separation from service. Participants in the Retirement Savings Plan may defer receipt and taxation of up to 15% of their compensation by contributing such compensation to the Plan. The Company contributes a minimum of 3% and a maximum of 6% of employees' compensation to the Retirement Savings Plan, depending on the level of contribution by each employee.

Executive Life Insurance Plan. The Company maintains life insurance policies for its executive officers which supplement the group life policies available to all salaried employees.
STOCK OPTIONS

The following table sets forth information concerning options granted during fiscal 2004 to each of the named executive officers of the Company identified in the Summary Compensation Table.

                        OPTION/SAR GRANTS IN FISCAL 2004

----------------------------------------------------------------------------------------------------
                                      INDIVIDUAL GRANTS
                        ---------------------------------------------
                                   % OF TOTAL
                                    OPTIONS/                             POTENTIAL REALIZABLE VALUE
                                      SARS      EXERCISE                  AT ASSUMED ANNUAL RATES
                        OPTIONS/   GRANTED TO   OR BASE                 OF STOCK PRICE APPRECIATION
                          SARS     EMPLOYEES     PRICE                        FOR OPTION TERM
                        GRANTED    IN FISCAL     $ PER     EXPIRATION   ----------------------------
         NAME            (#)(1)       YEAR       SHARE        DATE         5% ($)         10% ($)
----------------------------------------------------------------------------------------------------
Robert L. G. White       25,000        36        $5.38     5/30/2013     $84,586.33     $214,358.36
Joseph F. Spanier        12,500        18        $5.38     5/30/2013     $42,293.16     $107,179.18
Gerald C. Harvey         12,500        18        $5.38     5/30/2013     $42,293.16     $107,179.18
----------------------------------------------------------------------------------------------------

(1) Amounts shown represent stock options only. No stock appreciation rights
    (SARs) were awarded.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following table summarizes option exercises during fiscal 2004 and the total number and value of exercisable and unexercisable stock options held by each of the named executive officers on March 31, 2004, the last day of fiscal 2004.

                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2004
                         FISCAL YEAR-END OPTION VALUES

                                                                   NUMBER       VALUE OF UNEXERCISED
                                                                 UNEXERCISED        IN-THE-MONEY
                                                                 OPTIONS AT          OPTIONS AT
                                                                 FY-END (#)          FY-END ($)
                                                                -------------   --------------------
                         SHARES ACQUIRED                        EXERCISABLE/        EXERCISABLE/
         NAME              ON EXERCISE     VALUE REALIZED ($)   UNEXERCISABLE      UNEXERCISABLE
----------------------------------------------------------------------------------------------------
Robert L.G. White                0                   0          32,666/33,334       9,167/61,333
Joseph F. Spanier                0                   0          34,166/20,834       9,167/32,958
Gerald C. Harvey                 0                   0          34,166/20,834       9,167/32,958
----------------------------------------------------------------------------------------------------

REPORT OF THE INCENTIVE &
COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS

The Incentive & Compensation Committee of the Board (the "Committee") is composed entirely of independent outside directors. The Committee is responsible for establishing policies and implementing programs relating to executive compensation. The entire Board reviews all decisions of the Committee relating to compensation of the Company's executive officers, except for decisions relating to stock based awards, which under the Amended and Restated 1992 Long Term Incentive Plan, and the 1999 Long Term Incentive Plan, may be made by the Committee.

The Committee's philosophy regarding executive compensation is that a compensation program should (i) support the achievement of desired Company performance; (ii) provide compensation that will attract and retain qualified executives and reward performance; (iii) align the executive officers' interests with stockholders' interests as well as the overall success of the Company by placing a portion of pay at risk; and (iv) encourage management's stake in the long-term performance and success of the Company.

The methodology for setting base salary of the executive officers consists of
(i) determining marketplace compensation by comparing the Company to groups of other corporations with similar characteristics and (ii) evaluating each executive's performance as well as the performance of the Company as a whole. Each year the performance of executive officers is evaluated by the Chief Executive Officer and in turn the Chief Executive Officer is evaluated by outside members of the Board. The evaluation is based upon individualized performance objectives designated at the beginning of the fiscal year and at the time of the last performance evaluation.

The methodology for determining bonuses for Fiscal Years 2002-2004 has been set out in incentive compensation plans ("Incentive

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Compensation Plans") which are consistent with the Committee's philosophy regarding executive compensation. The compensation reflected in this proxy statement includes the results of the Incentive Compensation Plans which are briefly described here.

The Incentive Compensation Plans include an annual bonus feature which is an important tool in providing incentive both for short-term and long-term performance. Cash and restricted stock awards are paid upon achieving or exceeding target levels of quantitative performance measures. Such performance measures are tied directly to the Company's annual business plan. Executive officers earn no bonus unless 80% of the business plan's profit goals are met. The business plan is prepared and approved prior to the start of the fiscal year. The Incentive Compensation Plans measure performance factors against targets for income before taxes, profit growth, productivity growth, return on investment, cash flow, meeting budgets and achievement of individual performance objectives.

In addition to the restricted stock awards described above, executive officers and the direct reports of the President and Chief Executive Officer are eligible to receive stock options. Stock options are based upon marketplace compensation studies and are awarded individually each year at an exercise price equal to the Common Stock's fair market value determinable on the date of grant. Stock options vest over a three-year period and cannot be repriced.

JOHN DALTON, Chair
THOMAS CHEMA
JAN NAYLOR COPE

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

Joseph F. Spanier. The Board authorized the Company to enter into an Employment Agreement with Joseph F. Spanier, effective March 28, 2003, pursuant to which he serves as the Company's Chief Financial Officer. The Agreement, which expires by its terms on March 31, 2006, provides for installment payments of a minimum annual base salary of $138,000 during the term of the Agreement, payment for earned but unused vacation and sick time before March 31, 2003 in the amount of $96,128, which was paid in cash to Mr. Spanier in April 2003, a lump sum payment of a special bonus following the completion of the Company's divestiture program of $402,500, paid in cash in May 2003 and a promissory note issued to Mr. Spanier in the amount of $237,000, executed by the Company on March 31, 2003 (the "Note"). The Note bears simple interest at a rate per annum equal to 5.25% and is payable in three annual installments of $79,000, plus interest accrued on the unpaid principal balance. The first installment of $79,000 and accrued interest of $12,443 was paid in March 2004. The Note accelerates and becomes immediately due and payable upon the occurrence of certain events including a change of control.

Executive Severance Agreements. The Board authorized the Company to enter into severance agreements, effective February 10, 2004, with each of Messrs. Harvey and White (the "Severance Agreements"), which provide for payments only in the event of termination of employment within 24 months after a change in control of the Company during the term of the Severance Agreements where such termination is not voluntary or is other than for cause,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

or the executive resigns for good reason which includes reduction in compensation, benefits or responsibilities, relocation by more than 50 miles of the executive's primary worksite, adverse alteration of the executive's office space and administrative support, or failure by the Company to obtain an agreement from any successor or assignee corporation to assume and perform the Severance Agreements. Benefits under the Severance Agreements are equal to 200% of the executive's annual salary, the executive's average bonuses during the two years preceding the change of control, earned but unused vacation and sick time, the fair market value of accrued but unvested restricted stock and stock options outstanding, and all accrued but unpaid salary. The benefits due under the Severance Agreements are in addition to all amounts payable to each of the executives pursuant to the Company's other agreements and benefit plans then in effect, except that any amount paid to any of the executives pursuant to the Corporate Severance Pay Plan shall be credited against amounts due under the Severance Agreements. The Severance Agreements provide for no benefits in the event the executive is terminated for cause and (except in the event that the executive is convicted of a felony, a crime involving moral turpitude or a crime adverse to the Company's welfare) fails to cure the alleged breach within 30 days after the executive has been notified by the Company's Board. The Severance Agreements expire by their terms on January 31, 2006.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMPANY PERFORMANCE

The following graph shows a comparison of cumulative total returns for the Company, Standard & Poor's 500 Index and a Company-constructed Peer Group Index (consisting of public companies which manufacture products that are similar to the Company's products) for the last five fiscal years. Total returns are based on market capitalization. Peer group indices use beginning of period market capitalization weighting. Total return assumes reinvestment of dividends.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                       ASSUMES INITIAL INVESTMENT OF $100
                                   MARCH 2004
[5 YEAR CUMULATIVE TOTAL RETURN SUMMARY]

                                          TRANSTECHNOLOGY           S & P 500           PEER GROUP ONLY        PEER GROUP + TT
                                          ---------------           ---------           ---------------        ---------------
1999                                             100                     100                    100                    100
2000                                           75.87                  117.94                  92.18                   91.2
2001                                           33.41                   92.38                 130.17                 124.48
2002                                           57.19                    92.6                 171.04                 164.24
2003                                           34.06                   69.67                 120.14                 115.07
2004                                           49.16                   94.15                  193.5                 185.06

  * ASSUMES INITIAL INVESTMENT OF $100.

Peer Group includes: Curtiss-Wright, Ducommun, EDO, Heico, Ladish, Moog, Sifco, Triumph Group and United Industrial.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMPLIANCE WITH SECTION 16(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain of its officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater than 10 percent stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that a Form 5 was not required to be filed for those persons, the Company believes that from April 1, 2003 to March 31, 2004, all persons subject to the reporting requirements of
Section 16(a) filed the reports on a timely basis, except that Mr. Berthelot filed a Form 4 on June 4, 2003 to correct a previously filed report or to initially report the following: (i) 1,292 shares purchased in the open market on May 18, 1999 (initially filed incorrectly), (ii) 1,000 shares sold in the open market on November 16, 1999, (iii) 400 shares sold in the open market on November 19, 1999 and (iv) 5,000 shares sold in the open market on December 28, 2001 and (B) each of the six non-employee directors (Ms. Naylor Cope and Messrs. Argov, Berthelot, Chema, Dalton and Recker) were awarded a grant of 4,219 shares of restricted stock effective July 17, 2003; the reports on Form 4 with respect to these grants were not timely filed.

PROPOSAL 2--RATIFICATION AND
APPROVAL OF THE 2004 LONG TERM
INCENTIVE PLAN

BACKGROUND

The Board, at its July 12, 2004 meeting, adopted the Company's 2004 Long Term Incentive Plan (the "2004 Plan"), subject to stockholder ratification and approval as described herein, in order to further align the interests of management and directors with those of the Company's stockholders. If the 2004 Plan is ratified and approved by the stockholders, the Company plans to file a registration statement under the Securities Act of 1933 pertaining to the 200,000 shares subject thereto. As of July 12, 2004 the closing price of a share of the Common Stock was $7.01 per share. As of March 31, 2004 there were outstanding options under the 1999 Long Term Incentive Plan (the "1999 Plan") to purchase 164,500 shares of Common Stock ("Stock Options") at prices ranging from $5.38 to $17.625 per share. As of March 31, 2004 there were outstanding options under the 1992 Long Term Incentive Plan (the "1992 Plan") to purchase 164,000 shares of Common Stock (at prices ranging from $6.55 to $17.625 per share.

DESCRIPTION OF THE 2004 LONG TERM
INCENTIVE PLAN

The summary that follows is subject to the actual terms of the 2004 Plan. The terms of the 2004 Plan require that the Stockholders of the Company approve it before it becomes effective. The text of the 2004 Plan is attached

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

hereto as Annex A. Capitalized terms used but not defined in this proxy statement or in the following summary shall have the meanings ascribed to them in the 2004 Plan.

The 2004 Plan will supplement the 1999 Plan in the event that there is no longer a sufficient number of shares available for issuance under the 1999 plan and will replace the 1999 Plan when no shares remain available for grant under the 1999 Plan. As of July 12, 2004, the number of shares remaining that the Company is authorized to issue under the 1999 Plan is 41,877. The term of the 1999 Plan expires on July 15, 2009.

SHARES

Up to 200,000 shares of Common Stock ("Shares") may be issued under the 2004 Plan. This number excludes any Shares subject to options that are canceled, terminated or have expired. The Shares that the Company awards under the 2004 Plan may be comprised of, in whole or in part, authorized and unissued Shares or treasury Shares. If a participant forfeits Shares that the Company awards under the 2004 Plan or if the Company awards options that expire or otherwise terminate without any Shares being issued, then the Company may again use those Shares for distribution under the 2004 Plan. The Company, from time to time, may adjust the number of Shares that the Company has reserved for issuance under the 2004 Plan as a result of, among other things, a corporate reorganization, recapitalization, stock split or stock dividend. Under such circumstances, the Company may also adjust the number and price of Shares subject to outstanding awards and options that the Company grants under the 2004 Plan.

PARTICIPATION

Officers and key employees of the Company and its subsidiaries are eligible to receive awards under the 2004 Plan. Non-employee directors of the Company ("Outside Directors") are eligible to receive Restricted Stock awards under the 2004 Plan but are not eligible to receive other awards under the 2004 Plan.

ADMINISTRATION

A Committee of the Board composed exclusively of Outside Directors, shall administer the 2004 Plan. The Committee will identify those officers and key employees who are eligible to participate in the 2004 Plan based upon, among other things, such individual's contribution to the management, growth and/or profitability of the Company and/or its subsidiaries. The Committee also will determine the number of stock-based awards that the Company will grant under the 2004 Plan, including the number and type of options granted under the 2004 Plan and the vesting schedule for any option.

The foregoing notwithstanding, the 2004 Plan provides that each Outside Director shall be awarded, without action of the Committee, an amount of Shares of Restricted Stock, within a reasonable time of his or her election or re-election to the Board, equal in value to one half of the amount of the retainer otherwise owing to each such director for service during the term for which such director was just elected.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AWARDS UNDER THE 2004 PLAN

The Committee has the authority to grant the following types of awards under the 2004 Plan, as such awards are defined therein:

- Stock Options

- Stock Appreciation Rights

- Restricted Stock

- Deferred Stock

- Other Stock-Based Awards

The Committee may grant such awards either alone, in addition to, or in tandem with other awards that the Committee grants under the 2004 Plan and/or cash awards that the Company makes outside the 2004 Plan. The provisions attendant to any type of award that the Committee grants may vary from participant to participant.

Stock Options.  There are two types of Stock Options available under the 2004
Plan: (1) Incentive Stock Options and (2) Non-Qualified Stock Options. The Committee may grant either or both types of Stock Options to any optionee, and for such number of Shares and to such optionees as the Committee determines.

Option Price. The Committee will determine the option price for Stock Options awarded under the 2004 Plan. Incentive Stock Options, however, are subject to certain price restrictions. The option price for any Incentive Stock Option cannot be less than 100% of the fair market value of the Company's Common Stock as of the grant date. If an individual owns more than 10% of the Company's Common Stock, then the option price cannot be less than 110% of the fair market value of the Company's Common Stock as of the grant date. There are no restrictions on the option price for Non-Qualified Stock Options.

An optionee may pay the option price in cash, with a note or other instrument as the Committee may accept in the case of non-executive optionees, or with unrestricted Shares that the optionee already owns. An optionee may pay for Non-Qualified Stock Options with Restricted or Deferred Stock awarded under the 2004 Plan. Any payment with stock will be based on the fair market value of the Company's stock (as the Committee determines) on the date that the optionee exercises the Stock Option. Once the optionee has paid in full for the Shares subject to the Stock Option, the optionee will generally have the right to dividends and other rights of a stockholder with respect to the Shares.

Option Term. The Committee shall fix the term of each Stock Option, consistent with the requirements of the 2004 Plan. Any option holder who beneficially owns 10% or more of the Shares must exercise Incentive Stock Options within five years after the grant date. All other optionees must exercise Stock Options within 10 years after the grant date.

Option Exercisability. The Committee will determine when an optionee may exercise a Stock Option, subject to the minimum holding periods set forth in the 2004 Plan. Unless determined otherwise by the Committee, optionees must hold Stock Options for at least one year after the grant date, except in the event of a Change of Control. In the event of a Change of Control, optionees may exercise Stock Options immediately if the Committee approved of the grant in advance. In any event, absent a Change of Control, Stock Options must be held for at least six months before they may be exercised. In the event of an employee's termi-
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

nation, the employee may exercise only those Stock Options which are exercisable on the employee's termination date. If an employee is terminated by reason of death or disability, the optionee or his or her legal representative may exercise the Stock Options within one year from the date of death or disability or until the expiration of the option term, whichever period is shorter. If an employee who is disabled dies during the one year period, the employee's estate has an additional twelve months from the date of death to exercise the Stock Option, unless the option term expires earlier. If an employee is terminated other than by reason of death or disability, the optionee must exercise the option within the lesser of three months from the employee's termination date, or upon expiration of the Stock Option's term. Participants may exercise Stock Options only with respect to whole numbers of Shares.

Stock Appreciation Rights ("SAR"). The Committee may grant SARs in conjunction with all or part of any Stock Option granted under the 2004 Plan. A participant may exercise a SAR only if the underlying Stock Option is then exercisable. In no event may a participant exercise a SAR within the six-month period subsequent to the SAR's grant date. Once a participant exercises a SAR, the related portion of the Stock Option underlying the SAR will terminate.

SAR Exercisability. Upon the exercise of a SAR, the Company will pay to the grantee an amount in cash equal to the excess of the fair market value of one Share over the option price, multiplied by the number of Shares that the grantee exercises pursuant to the SAR. For example, if the fair market value of one Share is $25 and the option price of the grantee's Stock Option is $20, then if the grantee exercises a SAR with respect to that Stock Option, the Company will pay the grantee $5 multiplied by the number of Shares that the grantee wishes to exercise. If the Stock Option is for 100 Shares, the grantee would receive $500 upon exercise of the SAR, less any withholding taxes.

Payment for SARs. The Committee has the discretion to determine whether a grantee may make payment in cash, common stock or a combination of both.

Transferability. SARs and the underlying Stock Options are only transferable upon the holder's death.

Restricted Stock. In awarding shares of restricted stock ("Restricted Stock"), other than in the case of Outside Director awards, the Committee will determine who is eligible to receive the awards, the number of Shares such persons will receive, the price such persons must pay for the awards, if any, and the time periods during which the stock is subject to forfeiture. The Committee may condition the grant of Restricted Stock upon the attainment of specific performance goals or such other factors as the Committee may determine. In order to receive an award of Restricted Stock, the participant must execute a Restricted Stock Award Agreement and pay the price that is required, if any. The Committee may issue Restricted Stock for no consideration.

The Committee will establish a Restriction Period during which the grantee may not sell, transfer, pledge or assign the Restricted Stock. During the Restriction Period, the participant's Restricted Stock is subject to forfeiture. The Committee may, in its discretion, allow such restrictions to lapse in installments and may accelerate or waive such restrictions based on

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

service, performance and/or other factors. In any event, the participant must hold the Restricted Stock for a minimum of six months prior to disposition. The Company will retain possession of the certificate evidencing the Restricted Stock until the Restriction Period has expired.

Except for the transfer restrictions, a participant will generally have all of the rights of a stockholder of the Company, including the right to vote the Shares and to receive cash dividends. At the time of the award, the Committee may permit or require a participant to defer or reinvest any cash dividends in additional Shares of Restricted Stock. The Company will treat any stock dividends as additional Shares of Restricted Stock, which will be subject to the same terms and conditions as the initial grant. In the event that an employee terminates his or her employment with the Company or any subsidiary during the Restriction Period, all of the Shares that are then subject to restriction will either vest or be subject to forfeiture, in accordance with such terms as the Committee may establish at or after grant. If the participant has not forfeited the Restricted Stock prior to the expiration of the Restriction Period, the Company will deliver to the participant certificates for an appropriate number of unrestricted Shares. A participant may extend the Restriction Period, with the Committee's approval, if the participant elects to do so prior to the first day of the calendar year in which the Restriction Period (or any installment thereof) ends.

Outside Director Restricted Stock. The 2004 Plan provides that each Outside Director shall be awarded an amount of Shares of Restricted Stock, within a reasonable time of his or her election or re-election to the board, equal in value to one half of the retainer amount otherwise owing to each such director for service during the term for which such director was just elected. Pursuant to the 2004 Plan, the Restriction Period applicable to all Outside Director awards, during which the grantee may not sell, transfer, pledge or assign the Restricted Stock, will commence on the date of the award and terminate six months after the date on which the recipient ceases to be a director of the Company.

Deferred Stock. The Committee will determine the persons who are eligible to receive Deferred Stock, the times when the Company will award Deferred Stock, the number of Shares of Deferred Stock that the Company will award to any person, and the Deferral Period during which a recipient may defer receipt of the Deferred Stock. The Committee may condition the grant of Deferred Stock upon the attainment of specific performance goals or such other factors as the Committee may determine. In order to receive an award of Deferred Stock, the participant must execute a Deferred Stock Agreement.

During the Deferral Period, the participant may not sell, assign, transfer, or pledge the Deferred Stock. In any event, the participant must hold the Deferred Stock for a minimum of six months prior to disposition. Based upon service, performance and/or other factors, the Committee may, at or after grant, accelerate the vesting of all or any part of a Deferred Stock award and/or waive the deferral limitations of an award.

The Company will retain possession of the certificate evidencing the Deferred Stock until the Deferral Period has expired. At the end of the Deferral Period, the Company will deliver to the participant Shares equal to the number specified in the Deferred Stock award. Subject

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to the Committee's approval, a participant may elect to defer receipt of an award (or an installment of an award), if the participant elects to do so prior to the first day of the calendar year in which the Deferral Period (or any installment thereof) ends.

During the Deferral Period, any dividends declared with respect to Shares covered by the Deferred Stock shall, at the Committee's option, be (1) then paid to the recipient, (2) deferred and deemed to be reinvested in additional Deferred Stock, or (3) otherwise reinvested. Deferred Stock will carry no voting rights until such time as the Stock is actually issued.

In the event that an employee terminates his or her employment with the Company or any subsidiary during the Deferral Period, all Deferred Stock will either vest or be subject to forfeiture in accordance with the terms and conditions that the Committee may establish at or after grant.

Other Stock-Based Awards. The Committee may also grant other types of awards that are valued, in whole or in part, with reference to the Company's Common Stock. Such awards will be made upon terms and conditions as the Committee may in its discretion provide. In any event, a recipient must hold the Other Stock-Based Award for a minimum of six months prior to disposition.

CHANGE OF CONTROL

Except if the Board adopts resolutions to the contrary prior to a Change in Control, as of the effective date of a Change of Control:

- grantees may fully exercise all Stock Options or SARs then outstanding; and

- all restrictions and conditions on all grants of Restricted Stock, Deferred Stock and Other Stock-Based Awards then outstanding shall be deemed to be satisfied.

Any grantee who has held a Stock Option for less than six months as of the effective date of a Change of Control may immediately exercise such Stock Option, provided, however, that the Board or the Committee administering the 2004 Plan approved of the award in advance of its grant.

AMENDMENTS AND TERMINATIONS

The Board may amend, modify or discontinue the 2004 Plan, subject to certain restrictions. In the event that an amendment or termination of the 2004 Plan would impair a participant's rights, the Board must obtain the participant's consent prior to any such amendment or termination. The Board also may not authorize any amendment without the consent of the stockholders that would:

- increase the aggregate number of Shares that the Company may issue under the 2004 Plan;

- modify the requirements affecting eligibility to participate in the 2004 Plan; or

- materially increase the benefits to corporate insiders under the 2004 Plan.

In addition, the Board may not be able to amend or terminate the 2004 Plan if any exchange on which the Company's stock is traded, or other applicable laws, restrict the Board from doing so.

The Committee may amend the terms of Stock Options or other awards, but is required to obtain any participant's consent whose rights would be impaired by such an amendment.

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Notwithstanding the foregoing, the Committee shall not reprice any outstanding
Stock Option.

UNFUNDED STATUS OF 2004 PLAN

The 2004 Plan is an unfunded plan with respect to incentive and deferred compensation. Participants and optionees who have not yet received payment with respect to any award granted under the 2004 Plan have no greater rights than the Company's general creditors.

FEDERAL INCOME TAX ASPECTS

The following is a brief summary of the principal federal income tax aspects of awards made under the 2004 Plan based upon the laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

Restricted Stock.  In general, with respect to Restricted Stock:

- A participant receiving Restricted Stock generally will recognize ordinary income in the amount of the fair market value of the Restricted Stock at the end of the Restriction Period.

- The Company is entitled to deduct the amount that the participant includes in income.

- With respect to any sale of Shares after the Restriction Period has expired, the holding period for determining whether the participant in the 2004 Plan has long-term or short-term capital gain or loss generally begins when the Restriction Period expires and the tax basis for the Shares will generally be based on the fair market value of the Shares on that date.

Section 83(b) Election.

- Under Section 83(b) of the Internal Revenue Code, a participant may elect within 30 days of the grant of the Restricted Stock, to recognize ordinary income on the date of grant equal to the excess of the fair market value of the Shares of Restricted Stock (determined without regard to the restrictions) over the amount paid (if any) for the Restricted Stock.

- The Company will deduct the amount taxable to the participant.

- If the Shares are forfeited, the participant will not be entitled to a deduction, refund, or loss for the amount previously included in income by reason of the Section 83(b) Election.

- The participant's holding period commences on the date of grant, and his or her tax basis is the fair market value of the Shares on the date on which the Company grants the Restricted Stock to the participant.

STOCK OPTIONS

Nonqualified Stock Options. An optionee will not recognize any taxable income upon the grant of a nonqualified stock option, and the Company will not be entitled to a tax deduction with respect to the grant of a nonqualified stock option. Upon exercise, the excess of the fair market value of a share of Common Stock on the exercise date over the option exercise price will be taxable as ordinary income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such ordinary income.

In the event of a sale of a share of Common Stock received upon the exercise of a nonqual-

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ified stock option, any appreciation or depreciation after the exercise date will be taxed as capital gain or loss and will be long-term capital gain or loss if the requisite long-term capital gains holding period for such Common Stock has been satisfied. The holding period commences on the date of exercise.

Incentive Stock Options. An optionee will not recognize any taxable income at the time of grant or timely exercise of an incentive stock option, and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an incentive stock option will, however, give rise to taxable income subject to applicable withholding taxes, and a tax deduction for the Company, if the incentive stock option is not exercised on a timely basis (generally, while the optionee is employed by the Company or within 90 days after termination of employment) or if the optionee engages in a "disqualifying disposition," as described below. The amount by which the fair market value of the Common Stock on the exercise date of an incentive stock option exceeds the exercise price generally will increase the optionee's "alternative minimum taxable income".

A sale or exchange by an optionee of Shares acquired upon the exercise of an incentive stock option more than one year after the transfer of the Shares to such optionee and more than two years after the date of grant of the option will result in any difference between the net sale proceeds and the exercise price being treated as capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant of the incentive stock option or within one year from the date of transfer of the incentive stock option Shares to the optionee, such sale or exchange will constitute a "disqualifying disposition" of such Shares that will have the following results: any excess of (i) the lesser of (a) the fair market value of the Shares at the time of exercise and (b) the amount realized on such "disqualifying disposition" of the Shares over (ii) the option exercise price of such Shares will be ordinary income to the optionee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction for the Company.

TERM OF 2004 PLAN

The term of the 2004 Plan is ten years from the date that the 2004 Plan is approved by the stockholders. No awards will be granted under the 2004 Plan after that date. Any awards granted prior to the end of the term, however, may be extended beyond the term.

CONCLUSION AND RECOMMENDATION

The Board believes it is in the interest of the Company and its stockholders to adopt the 2004 Plan to help to attract and retain persons of outstanding competence as executive officers and other key employees, and to further align their interests with those of the Company's stockholders. The affirmative vote of a majority of the shares of the Company's Common Stock present and entitled to vote, in person or by proxy, at the 2004 Annual Meeting is required for ratification and approval of the proposal to adopt the 2004 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION AND APPROVAL OF THE PROPOSAL TO ADOPT THE 2004 PLAN.

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CERTAIN TRANSACTIONS

Pursuant to that certain Severance and Services Agreement between the Company and Mr. Michael J. Berthelot, the current Chairman of the Board and former Chief Executive Officer of the Company, the Company paid Mr. Berthelot an aggregate of $1,558,906 of severance payments. These severance payments were paid in fiscal 2003. Further, the Agreement provides that Mr. Berthelot shall provide consulting services to the Company in connection with matters relating to corporate restructuring and divestures, and receive consulting fees in connection therewith, at the annual rate of $100,000. With respect to the consulting services and fees, the Agreement terminates on the date the Board determines, in its sole discretion, but in any event, not later than March 31, 2006.

As discussed above under the heading "Employment Agreements and Change of Control Arrangements," on March 28, 2003, the Company entered into an Employment Agreement with Joseph F. Spanier pursuant to which he serves as the Company's Chief Financial Officer. The Agreement provided for the payment of certain lump sum payments, which included the Note executed by the Company in favor of Mr. Spanier in the principal amount of $237,000. The Note bears simple interest at a rate per annum equal to 5.25% and is payable in three annual installments of $79,000, plus interest accrued on the unpaid principal balance. The first installment of the Note was due on March 31, 2004 and was timely paid.

RELATIONSHIP WITH THE COMPANY'S PRINCIPAL ACCOUNTANTS

The Company is not selecting or recommending a principal accountant to stockholders for election, approval or ratification for the current year. The Company is not required to obtain stockholder approval or ratification of its selection of its auditors under Delaware law, and the Audit Committee and the Board reserve the right to make any change in auditors at any time, and without stockholder approval, which they deem advisable or necessary. Representatives of Deloitte & Touche LLP, the Company's auditor for the current year, are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PROPOSALS FOR SUBMISSION AT NEXT ANNUAL MEETING

If a stockholder desires to submit a proposal to fellow stockholders at the Company's annual meeting next year and wishes to have it set forth in the corresponding proxy statement and identified in the corresponding form of proxy prepared by management, such stockholder must notify the Company at its executive offices no later than February 15, 2005.

ANNUAL REPORTS

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2004, including certificates but without other exhibits, is being mailed to each stockholder of record together with this Proxy statement. The Company has filed with the Commission its Annual Report on Form 10-K for the fiscal year ended March 31, 2004, together with the exhibits thereto.

If requested, the Company will provide to stockholders copies of any exhibit to the 2004 Annual Report on Form 10-K upon the payment of a fee limited to the Company's
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reasonable expenses in furnishing such exhibits. REQUEST FOR COPIES OF ANY
EXHIBIT SHOULD BE MADE IN WRITING TO GERALD C. HARVEY, VICE PRESIDENT, SECRETARY & GENERAL COUNSEL OF THE COMPANY, AT TRANSTECHNOLOGY CORPORATION, 700 LIBERTY AVENUE, UNION, NEW JERSEY 07083-8198.

OTHER MATTERS

The Board does not know of any matter to be acted upon at the Meeting other than the matters described herein. If any other matter properly comes before the Meeting, the holders of the proxies will vote thereon in accordance with their best judgment.

By Order of the Board of Directors

      -s- GERALD C. HARVEY
      GERALD C. HARVEY
      Vice President, Secretary and
      General Counsel

      Union, New Jersey
      July 27, 2004

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                                    ANNEX A
                          TRANSTECHNOLOGY CORPORATION
                         2004 LONG TERM INCENTIVE PLAN

SECTION 1. PURPOSE: DEFINITIONS.

The purpose of the TransTechnology 2004 Long Term Incentive Plan (the "Plan") is to enable TransTechnology Corporation (the "Company") to attract, retain and reward key employees and directors of the Company and its Subsidiaries and strengthen the mutuality of interests between those individuals and the Company's stockholders, by offering them performance-based stock incentives and/or other equity interests or equity-based incentives in the Company.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) "Board" means the Board of Directors of the Company.

(b) "Book Value" means, as of any given date, on a per share basis (i) the Stockholders' Equity in the Company as of the end of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of the outstanding shares of Stock as of such year-end date (as adjusted by the Committee for subsequent events).

(c) "Change of Control" shall be deemed to have occurred upon the occurrence of any one (or more) of the following events after the date that this Plan is approved by the Company's stockholders:

     (i) When (i) the Company acquires actual knowledge that any person, including a group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, is or has become the beneficial owner of shares of the Company with respect to which thirty-three percent (33%) or more of the total number of votes for the election of the Company's Board of Directors may be cast, and (ii) such person or group publicly makes known, or communicates to the Company in writing, its intention to either (A) acquire control of the business of the Company, (B) liquidate the Company, (C) sell the assets of the Company or merge the Company with any other persons, or (D) make any material change in the business or corporate structure of the Company;

     (ii) During any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election was previously approved by the Board of Directors of the Company) cease for any reason to constitute a majority of the Board of Directors of the Company; or

     (iii) The stockholders of the Company shall approve an agreement providing

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          either for a transaction in which the Company will cease to be an independent publicly owned Company or for a sale or other disposition of all or substantially all of the assets of the Company; or

     (iv) A tender offer or exchange offer is made by any person, including a group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, for such amount of shares representing a majority of the voting power of the Company with respect to the election of the Company's Board of Directors, and at least such amount of shares of common stock are acquired pursuant to such tender offer.

(d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(e) "Committee" means the Committee referred to in Section 2 of the Plan.

(f) "Company" means TransTechnology Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

(g) "Deferred Stock" means an award made pursuant to Section 8 below of the right to receive Stock at the end of a specified deferral period.

(h) "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve months.

(i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(j) "Fair Market Value" means, as of any given date, the closing sales price of the Stock on such date on the principal national securities exchange on which such Stock is listed or admitted to trading, or, if such Stock is not so listed or admitted to trading, the average of the per share closing bid price and per share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to shares of the Stock on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

(k) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

(l) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(I) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Commission, which definition currently means a director who:

     (A) is not currently an officer of or employed by the issuer or a parent or subsidiary of the issuer; and

     (B) does not receive compensation from the issuer, a parent or subsidiary for

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          consulting services or in any capacity other than as a director, except if the amount would not require disclosure pursuant to Item 404(a) of Regulation S-K (if the amount exceeds $60,000); and

     (C) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; and

     (D) is not engaged in a business relationship for which disclosure would be required by Item 404(b) of Regulation S-K (amount exceeds 5% of revenue of issuer or another entity).

(m) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

(n) "Outside Director" means any Director who is not an employee of the Company or of a Subsidiary.

(o) "Other Stock-Based Award" means an award under Section 9 below that is valued in whole or in part by reference to, or is otherwise based on Stock.

(p) "Plan" means this Amended and Restated TransTechnology Corporation 2004 Long Term Incentive Plan, as amended from time to time.

(q) "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7 below.

(r) "Stock" means the Common Stock, $.01 par value per share, of the Company.

(s) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 below to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between:

     (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Section 6, and

     (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

(t) "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 below.

(u) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. ADMINISTRATION.

The Plan shall be administered by a Committee of not less than three members of the Board of Directors of the Company (the "Board") all of whom shall be Non-Employee Directors within the meaning of Rule 16b-3 under the Exchange Act.

The Committee shall have full authority to grant, pursuant to the terms of the Plan, to

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officers, key employees, and Outside Directors eligible under Section 4:

(i) Stock Options,

(ii) Stock Appreciation Rights,

(iii) Restricted Stock,

(iv) Deferred Stock, and/or

(v) Other Stock-Based Awards.

In particular, the Committee shall have the authority:

(a) to select the officers and other key employees of the Company and its Subsidiaries to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, and/or Other Stock-Based Awards may from time to time be granted hereunder.

(b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible employees;

(c) to determine the number of shares to be covered by each such award granted hereunder;

(d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

(e) to determine whether and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under Section 5(j) or (k), as applicable, instead of Stock;

(f) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

(g) to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable;

(h) to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and

(i) to otherwise supervise the administration of the Plan.

All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3. STOCK SUBJECT TO PLAN.

The total number of shares of Stock reserved and available for distribution under the Plan shall be 200,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

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Subject to Section 6(b)(iv) below, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock, or Deferred Stock, or Other Stock-Based Award granted hereunder and forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, Stock split or other change in corporate structure affecting the Stock, such adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4. ELIGIBILITY.

Officers and other key employees of the Company and its Subsidiaries (but excluding members of the Committee) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries are eligible to be granted awards under the Plan. Outside Directors may receive grants of Restricted Stock to the extent specified in
Section 10.

SECTION 5. STOCK OPTIONS.

Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. The provisions of Stock Options need not be the same with respect to each recipient.

Stock Options granted under the Plan may be of two types; (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. However, Incentive Stock Options may only be granted to employees.

The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The option price per share of Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall be not less than (i) 110% of the Fair Market Value of the Stock at grant in the case of an individual who owns more than 10% of the Stock, determined under the rules of Section 424(d) of the Code ("Ten Percent Stockholder"), and (ii) 100% of the Fair Market Value of the Stock at grant in all other cases. The option price of a Non-Qualified Stock Option need not comply with the restrictions in the preceding sentence.

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(b) Option Term.  The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than (i) five years after the date the Option is granted in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, and (ii) ten years after the date the Option is granted in all other cases.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in
    Section 5(f) and (g), or unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option; provided, further, that, notwithstanding anything in the foregoing to the contrary, no Stock Option shall be exercisable prior to the date which is six months subsequent to the grant of said Stock Option. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

(d) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Participants may exercise Stock Options only with respect to whole number of shares.

     Such notice shall be accompanied by payment in full of the purchase price, either by check, or in the case of non-executive optionees, a note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee).

     If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, such Restricted Stock or Deferred Stock (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock Award or Deferred Stock Award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

     No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such

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     shares, and, if requested, has given the representation described in
     Section 14(a).

(e) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable during the optionee's lifetime only by the optionee.

(f) Termination by Death. Subject to Section 5(i), if an optionee's employment by the Company or any Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(g) Termination by Reason of Disability. Subject to Section 5(i), if an optionee's employment by the Company and any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter. However, if the optionee dies within such one year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company and any Subsidiary terminates for any reason other than death or Disability, the Stock Option may be exercised, to the extent otherwise than exercisable, for the lesser of three months or the balance of such Stock Option's term.

(i) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or modified, nor shall any discretion or authority granted under the Plan be so exercised, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under
    Section 422 of the Code.

     To the extent required for "Incentive Stock Option" status under Section 422(b) of the Code (taking into account applicable
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     Treasury Regulations, Internal Revenue Service notices and pronouncements), the aggregate Fair Market Value of the Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424 of the Code) shall not exceed $100,000. Such aggregate Fair Market Value shall be determined as of the time of grant, taking into account, in the order in which granted, any other Incentive Stock Options granted by the Company or any subsidiary or parent corporation. If Section 422 is hereafter amended to delete the requirement that the plan must expressly provide for the $100,000 limitation, then this second paragraph of Section 5(i) shall no longer be operative.

    To the extent permitted under Section 422 of the Code or the applicable Treasury Regulations thereunder or any applicable Internal Revenue Service notice or pronouncement:

     (i) an Incentive Stock Option shall be exercisable no later than three months following termination of employment with the Company or a Subsidiary;

     (ii) in the event the optionee's employment is terminated by reason of disability, the three month period of Section 5(i)(i) is extended to twelve months; and

     (iii) in the event the optionee's employment is terminated by reason of death, the three month period of Section 5(i)(i) is waived entirely.

(j) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

(k) Settlement Provisions. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Stock Option take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved, other than those restrictions which, by their terms, will never lapse.

SECTION 6. STOCK APPRECIATION RIGHTS.

(a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

     A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no

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     longer be exercisable upon the termination or exercise of the related Stock
     Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares by a related Stock Option.

     A Stock Appreciation Right may be exercised by an optionee, subject to
     Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in
     Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

(b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

     (i) Stock Appreciation Rights shall be exercisable only at such time and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this
         Section 6 of the Plan. Notwithstanding anything to the contrary in this
         Section 6, no Stock Appreciation Right shall be exercisable prior to the date which is six months subsequent to the date of grant of said Stock Appreciation Right.

     (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be calculated on the basis of the mean between the highest and lowest quoted selling price, of the Stock on the New York Stock Exchange during the applicable period referred to in Rule 16b-3(e) under the Exchange Act.

     (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under
           Section 5(e) of the Plan.

     (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan for the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the

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          Stock Appreciation Right at such time.

     (v) The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

SECTION 7. RESTRICTED STOCK.

(a) Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards.

     The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

     The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

(b) Awards and Certificates. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such award unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

     (i) Shares of Restricted Stock may be issued for no cash consideration.

     (ii) In order to receive an award of Restricted Stock, the Participant must first execute a Restricted Stock Award Agreement and pay whatever price (if any) is required under Section 7(b)(i).

     (iii) Each participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

     (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed.

(c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

     (i) Subject to the provisions of this Plan and the award agreement during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of

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         such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

     (ii) Except as provided in this Paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payments of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 14(e), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

     (iii) Subject to the applicable provisions of the award agreement and this
           Section 7, upon termination of a participant's employment with the Company and any Subsidiary for any reason during the Restriction Period, all shares still subject to restriction will vest or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

     (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

     (v) A participant may elect to further extend the Restriction Period for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, each election must be made prior to the first day of the calendar year in which the Restriction Period (or installment thereof) ends.

(c) Rules and Procedures. The Committee shall develop such rules and procedures, not inconsistent with the provisions of this Section 7, as it deems necessary or appropriate relating to awards of Restricted Stock under the Plan.

(d) Notwithstanding anything in this Section 7 to the contrary, Restricted Stock granted hereunder shall be required to be held for a minimum of six months prior to disposition.

SECTION 8. DEFERRED STOCK.

(a) Administration. Deferred Stock may be awarded either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall

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    determine the eligible persons to whom and the time or times at which
    Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 8(b).

     The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

     The provisions of Deferred Stock awarded under this Section 8 need not be the same with respect to each recipient.

(b) Terms and Conditions.  The shares of Deferred Stock awarded pursuant to this
    Section 8 shall be subject to the following terms and conditions:

     (i) Subject to the provisions of this Plan and the award agreement referred to in Section 8(b)(vi) below, Deferred Stock may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 8(b)(v), where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the award of Deferred Stock.

     (ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by an award of Deferred Stock will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

     (iii) Subject to the provisions of the award agreement and this Section 8, upon termination of a participant's employment with the Company or any Subsidiary for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

     (iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock and/or waive the deferral limitations for all or any part of such award.

     (v) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, each election must be made prior to the first day of the calendar year in which the
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         Restriction Period (or installment thereof) ends.

     (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participants.

(c) Notwithstanding anything to the contrary in this Section 8, Deferred Stock granted hereunder shall be required to be held for a minimum of six months prior to disposition.

SECTION 9. OTHER STOCK-BASED AWARDS.

(a) Administration. Other Stock-Based Awards, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Stock awards or options valued by reference to Book Value or subsidiary performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, or Deferred Stock granted under the Plan and/or cash awards made outside of the Plan.

    Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period.

    The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

(b) Terms and Conditions.  Other Stock-Based Awards made pursuant to this
    Section 9 shall be subject to the following terms and conditions:

     (i) Subject to the provisions of this Plan and the award agreement referred to in Section 9(b)(v) below, shares subject to awards made under this
         Section 9 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

     (ii) Subject to the provisions of this Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 9 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

     (iii) Any award under Section 9 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

     (iv) In the event of the participant's Disability or death, or in cases of special

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          circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this
          Section 9.

     (v) Each award under this Section 9 shall be confirmed by, and subject to the terms of an agreement or other instrument by the Company and by the participant.

     (vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 9 may be issued for no cash consideration.

(c) Notwithstanding anything to the contrary in this Section 9, Other Stock-Based Awards granted hereunder shall be required to be held for a minimum of six months prior to disposition.

SECTION 10. OUTSIDE DIRECTORS.

Outside Directors shall participate in the Plan in accordance with this Section 10.

(a) Administration. Shares of Restricted Stock shall be issued to Outside Directors within a reasonable time of the Outside Director's election to office, and each annual re-election, in each instance in an amount equal to one half of the dollar value of the retainer due to the Outside Director for the period of service until he or she is reelected for a succeeding term of the Board of Directors. The number of shares awarded shall be determined by dividing one-half of the dollar value of the retainer due to the Outside Director by the closing price of the stock on the New York Stock Exchange on the date of the Outside Director's initial election to the Board and, thereafter, on the date of the annual meeting of stockholders of each year.

(b) Awards and Certificates. The Outside Director shall not have any rights with respect to such award unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

     (i) Shares of Restricted Stock under this Section 10 shall be issued for no cash consideration.

     (ii) Each Outside Director receiving a Restricted Stock Award under this
          Section 10 shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

     (iii) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed.

(c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 10 shall be subject to the following restrictions and conditions:

     (i) Subject to the provisions of this Plan and the award agreement, during the Restriction Period, the participant shall
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         not be permitted to sell, transfer, pledge or assign shares of
         Restricted Stock awarded under the Plan until six (6) months after said participant ceases to be a member of the Board of Directors.

     (ii) Except as provided in this Paragraph (ii) and Section 10(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payments of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 14(e), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

     (iii) Subject to the applicable provisions of the award agreement and this
           Section 10, if a participant ceases to be a director before the next annual meeting of stockholders, the Restricted Stock awarded during the fiscal year in which the director ceases to be a member of the Board of Directors will revert to the Plan.

     (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

     (v) A participant may elect to further extend the Restriction Period for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, each election must be made prior to the first day of the calendar year in which the Restriction Period (or installment thereof) ends.

(d) Rules and Procedures. The Committee shall develop such rules and procedures, not inconsistent with the provisions of this Section 10, as it deems necessary or appropriate relating to awards of Restricted Stock under this section.

(e) Notwithstanding anything in this Section 10 to the contrary, Restricted Stock granted hereunder shall be required to be held for a minimum of six months prior to disposition.

SECTION 11. CHANGE OF CONTROL.

In the event of a Change of Control, except as the Board may expressly provide otherwise in resolutions adopted prior to the Change of Control:

(a) All Stock Options or Stock Appreciation Rights then outstanding shall become fully

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    exercisable as of the date of the Change of Control; and

(b) All restrictions and conditions of all grants of Restricted Stock (including Restricted Stock granted pursuant to Section 10 above) Deferred Stock and Other Stock-Based Awards then outstanding shall be deemed satisfied as of the date of the Change of Control.

Subject to the limitation that, notwithstanding anything in this Plan to the contrary, any Stock Option which has been outstanding for less than six months on the date of such Change of Control shall be exercisable immediately if the grant of such Stock Option was approved by the Board or the Committee provided for in Section 2 hereof.

SECTION 12. AMENDMENTS AND TERMINATIONS.

The Board may amend, modify, or discontinue the Plan, but no amendment, modification, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted or Deferred Stock Award, or Other Stock-Based Award theretofore granted, without the participant's consent. Furthermore, in addition to such limitations upon amendments as may be imposed by any stock exchange on which the Stock is traded, no amendment may be adopted without the consent of the Company's stockholders that would:

(a) increase the aggregate number of shares that may be issued under the Plan,

(b) modify the requirements affecting eligibility to participate in the Plan, or

(c) materially increase the benefits accruing to insiders under the Plan. The preceding sentence is intended solely to satisfy the requirements of Code
    Section 422, and it not intended to confer upon participants any rights to have the Plan continued without amendment.

The Committee shall not amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively. The Committee shall not grant new Stock Options in substitution for previously granted Stock Options and shall not reprice previously granted Stock Options.

Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rates, as well as other developments.

SECTION 13. UNFUNDED STATUS OF PLAN.

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company.

SECTION 14. GENERAL PROVISIONS.

(a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which

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    the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock or other securities delivered under the Plan shall be subject to stop stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c) The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

(d) No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or Other Stock-Based Awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options, and other Stock-Based Awards).

(f) The plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

SECTION 15. EFFECTIVE DATE OF PLAN.

The Plan shall be effective as of September 2, 2004, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company's Common Stock at the annual stockholders' meeting in 2004. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject

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to, such approval of the Plan by the stockholders.

SECTION 16. TERM OF PLAN.

No Stock Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval, but awards granted prior to such tenth anniversary may extend beyond that date.

--------------------------------------------------------------------------------

                                   DETACH HERE

                           TRANSTECHNOLOGY CORPORATION

                               700 Liberty Avenue
                              Union, NJ 07083-8198


                                REVOCABLE PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert L.G. White, Joseph F. Spanier and Gerald
C. Harvey, or any two of them, as Proxy, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated on the reverse side, all the shares of Common Stock, Par Value $0.01 per Share, of TransTechnology Corporation held of record by the undersigned on July 23, 2004 at the annual meeting of stockholders to be held on September 2, 2004, or any adjournment or adjournments thereof (the "Meeting"). This proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of all of the nominees and FOR the approval of the Company's 2004 Long-Term Incentive Plan. This proxy will be voted in the discretion of the Proxy upon such other business as may properly come before the Meeting.

  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED
       ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Please sign exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

HAS YOUR ADDRESS CHANGED?

--------------------------------------------------------------------------------

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
TRANSTECHNOLOGY CORPORATION

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694





          DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL        ZTRNC1

                                                                          |
[X]   Please mark                                                         | 3477
      votes as in                                                         |
      this example.                                                        -----

--------------------------------------------
         TRANSTECHNOLOGY CORPORATION
--------------------------------------------


1. Election of Directors
                                                                                       FOR   AGAINST   ABSTAIN
NOMINEES: (01) Gideon Argov,             2.  To approve the Company's 2004 Long-Term   [ ]     [ ]       [ ]
          (02) Michael J. Berthelot,         Incentive Plan
          (03) Thomas V. Chema,
          (04) Jan Naylor Cope,
          (05) John H. Dalton,
          (06) William J. Recker and
          (07) Robert L.G. White

         FOR               WITHHELD      3. In their discretion, the Proxy is authorized to vote upon such other
         ALL               FROM ALL         business as may properly come before the Meeting.
  [ ]  NOMINEES       [ ]  NOMINEES


[ ] ____________________________________________
    For all nominees(s) except as written  above


                                         The undersigned hereby confer(s) upon the Proxy discretionary authority with respect to the election of Directors in the event that any of the above nominees is unable or unwilling to serve at the Meeting.

                                         Mark box at right if an address change or comment has been
                                         noted on the reverse side of this card.                      [ ]

                                         Please be sure to sign and date this Proxy.



Signature: __________________________  Date: ____________ Signature: __________________________  Date: ____________
